Filed Pursuant to Rule 497
File No. 333-184474

FS INVESTMENT CORPORATION II

Supplement dated February 25, 2014

to

Prospectus dated May 14, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation II dated May 14, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in shares of our common stock.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Senior Securities

This supplement supplements and amends the sections of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” and “Senior Securities” by adding the following immediately after the last paragraph of each such section (dollar amounts presented in thousands):

Wells Fargo Credit Facility

On February 19, 2014, our newly-formed, wholly-owned, special purpose financing subsidiary, Wissahickon Creek LLC, or Wissahickon Creek, entered into a revolving credit facility, or the Wells Fargo facility, with Wells Fargo Securities, LLC, as administrative agent, each of the conduit lenders and institutional lenders from time to time party thereto and Wells Fargo Bank, National Association, or, collectively with Wells Fargo Securities, LLC, Wells Fargo, as the collateral agent, account bank and collateral custodian under the Wells Fargo facility. The Wells Fargo facility provides for borrowings in an aggregate principal amount up to $250,000 on a committed basis.

We may contribute cash, loans or bonds, or, collectively, assets, to Wissahickon Creek from time to time and will retain a residual interest in any assets contributed through our ownership of Wissahickon Creek or will receive fair market value for any assets sold to Wissahickon Creek. Wissahickon Creek may purchase additional assets from various sources. Wissahickon Creek has appointed us to manage its portfolio of assets pursuant to the terms of a collateral management agreement. Wissahickon Creek’s obligations to Wells Fargo under the Wells Fargo facility are secured by a first priority security interest in substantially all of the assets of Wissahickon Creek, including its portfolio of assets. The obligations of Wissahickon Creek under the Wells Fargo facility are non-recourse to us.

Pricing under the Wells Fargo facility is based on LIBOR for a three-month interest period, plus a spread ranging between 1.50% and 2.50% per annum, depending on the composition of the portfolio of assets for the relevant period. Interest is payable quarterly in arrears. Beginning four months after February 19, 2014, Wissahickon Creek will be subject to a non-usage fee to the extent the aggregate principal amount available under the Wells Fargo facility has not been borrowed. Any amounts borrowed under the Wells Fargo facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on February 19, 2019. Wissahickon Creek paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Wells Fargo facility.

Borrowings under the Wells Fargo facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Wissahickon Creek varies depending upon the types of assets in Wissahickon Creek’s portfolio.

The occurrence of certain events described as “Collateral Manager Events of Default” in the credit agreement which governs the Wells Fargo facility triggers (i) a requirement that Wissahickon Creek obtain the consent of Wells Fargo prior to entering into any transaction with respect to portfolio assets and (ii) the right of Wells Fargo to direct Wissahickon Creek to enter into transactions with respect to any portfolio assets, in each case in Wells Fargo’s sole discretion. Collateral Manager Events of Default include non-performance of any obligation under the transaction documents by Wissahickon Creek, us, FSIC II Advisor or GDFM, and other events with respect to such entities that are adverse to Wells Fargo and the secured parties under the Wells Fargo facility.

In connection with the Wells Fargo facility, Wissahickon Creek has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the Wells Fargo facility contains the following events of default: (a) the failure to make principal or interest payments within three business days of when due; (b) a borrowing base deficiency that is not cured in accordance with the terms of the Wells Fargo facility; (c) the insolvency or bankruptcy of Wissahickon Creek or us; (d) our resignation or removal as collateral manager; (e) our failure to maintain an asset coverage ratio of greater than or equal to 2:1; (f) our failure to have a net asset value of at least $300,000; and (g) the failure of Wissahickon Creek to qualify as a bankruptcy-remote entity. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all other obligations under the Wells Fargo facility immediately due and payable. During the continuation of an event of default, Wissahickon Creek must pay interest at a default rate.

Borrowings of Wissahickon Creek will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Deutsche Bank Credit Facility

On February 20, 2014, our newly-formed, wholly-owned, special purpose financing subsidiary, Darby Creek LLC, or Darby Creek, entered into a revolving credit facility, or the Deutsche Bank facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent, each of the lenders from time to time party thereto, the other agents parties thereto and Wells Fargo Bank, National Association, as the collateral agent and collateral custodian under the Deutsche Bank facility. The Deutsche Bank facility provides for borrowings in an aggregate principal amount up to $250,000 on a committed basis.

We may contribute assets to Darby Creek from time to time and will retain a residual interest in any assets contributed through our ownership of Darby Creek or will receive fair market value for any assets sold to Darby Creek. Darby Creek may purchase additional assets from various sources. Darby Creek has appointed us to manage its portfolio of assets pursuant to the terms of an investment management agreement. Darby Creek’s obligations to Deutsche Bank under the Deutsche Bank facility are secured by a first priority security interest in substantially all of the assets of Darby Creek, including its portfolio of assets. The obligations of Darby Creek under the Deutsche Bank facility are non-recourse to us.

Pricing under the Deutsche Bank facility is based on LIBOR for a three-month interest period (for each committed lender) or the commercial paper rate of each conduit lender, plus, in each case, a spread of 2.75% per annum. Interest is payable quarterly in arrears. Darby Creek will be subject to a non-usage fee to the extent the aggregate principal amount available under the Deutsche Bank facility has not been borrowed. Any amounts borrowed under the Deutsche Bank facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on February 20, 2018. Darby Creek paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Deutsche Bank facility.

Borrowings under the Deutsche Bank facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Darby Creek varies depending upon the types of assets in Darby Creek’s portfolio.

The occurrence of certain events described as “Investment Manager Events of Default” in the credit agreement which governs the Deutsche Bank facility triggers (i) a requirement that Darby Creek obtain the consent of Deutsche Bank prior to entering into any transaction with respect to portfolio assets and (ii) the right of Deutsche Bank to direct Darby Creek to enter into transactions with respect to any portfolio assets, in each case in Deutsche Bank’s sole discretion. Investment Manager Events of Default include non-performance of any obligation under the transaction documents by us, and other events with respect to Darby Creek, us, FSIC II Advisor or GDFM that are adverse to Deutsche Bank and the secured parties under the Deutsche Bank facility.

In connection with the Deutsche Bank facility, Darby Creek has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the Deutsche Bank facility contains the following events of default: (a) the failure to make principal or interest payments within two business days of when due; (b) the aggregate principal amount of the advances exceeds the borrowing base and is not cured within two business days; (c) the insolvency or bankruptcy of Darby Creek or us; (d) a change of control of Darby Creek shall have occurred; (e) the failure of Darby Creek to qualify as a bankruptcy-remote entity; and (f) the minimum equity condition is not satisfied and such condition is not cured within two business days. Upon the occurrence and during the continuation of an event of default, Deutsche Bank may declare the outstanding advances and all other obligations under the Deutsche Bank facility immediately due and payable. During the continuation of an event of default, Darby Creek must pay interest at a default rate.

Borrowings of Darby Creek will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.